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                                                                    Exhibit 10.2

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT is made as of the 30th day of June, 1999, by and between LAHAINA ACQUISITIONS, INC., a Colorado corporation ("Lahaina"), and MONGOOSE INVESTMENTS, LLC, a Georgia limited liability company ("Mongoose"). Capitalized terms not defined herein shall have the meaning set forth in that certain Purchase and Sale Agreement by and among Lahaina, Brian Moon and JP Concepts, Inc. ("JP Concepts") dated March 1, 1999.


                              W I T N E S S E T H:

         WHEREAS, Mongoose desires to purchase, and Lahaina desires to sell, all of the Assets and all capital stock of JP Concepts which is held by Lahaina and all of the capital stock of JP Concepts held by Lahaina as of the date of this agreement;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE. Lahaina shall sell, convey, transfer, assign and deliver to Mongoose and Mongoose shall purchase and accept from Lahaina, upon the terms and conditions set forth herein, the Assets and all of the issued and outstanding capital stock of JP Concepts held by Lahaina as of the date of this agreement (the "JP Stock"). The transfer of the Assets and the JP Stock shall be made free and clear of all claims, liens and encumbrances.

         2. PURCHASE PRICE. The total purchase price of the Assets and the JP Stock shall be 60,000 shares of common stock of Lahaina.

         3. MISCELLANEOUS. This Agreement shall be governed by the laws of the State of Georgia. This Agreement may be executed in one or more counterparts, each of which may be considered an original and all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                       LAHAINA ACQUISITIONS, INC.


                                       By: /s/ Gerald F. Sullivan
                                          -------------------------------------
                                               Gerald F. Sullivan
                                               Secretary


                                       MONGOOSE INVESTMENTS, LLC

                                       By: /s/ Richard P. Smyth
                                          -------------------------------------
                                               Richard P. Smyth
                                               Managing Member



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